SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2004
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                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)


            Maryland                0-30507                      94-3324992
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 (State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


                     99 El Camino Real, Menlo Park, CA 94025
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 7.01  Regulation FD Disclosure.

On November 5, 2004, the registrant mailed a letter dated November 4, 2004 to its shareholders. A copy of the letter is attached to this report as Exhibit 20.1.

On November 5, 2004, the registrant adopted a revised redemption policy for the repurchase of its shares. A copy of the Bellavista Capital, Inc. Redemption Policy Effective October 29, 2004 is attached to his report as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits


Exhibit 20.1      Letter to Shareholders dated November 4, 2004


Exhibit 99.1      Bellavista Capital, Inc. Redemption Policy Effective
                  October 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 5, 2004            BellaVista Capital, Inc.



                                     By: /s/ MICHAEL RIDER
                                         --------------------------------
                                         Michael Rider, Chief Executive Officer















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